UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

BROWN & BROWN, INC.

(Exact name of registrant as specified in charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 386 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 17, 2022, the Board of Directors (the “Board”) of Brown & Brown, Inc., a Florida corporation (the “Company”), increased the size of the Board from 12 directors to 13 directors and appointed Jaymin B. Patel, age 55, to serve as a director of the Company, effective immediately. Since March 2019, Mr. Patel has served as the Executive Chairman of Perennial Climate Inc., a leading platform measuring, reporting, and verifying soil-based carbon removal and climate-smart agriculture.

From March 2015 to August 2018, Mr. Patel was Chief Executive Officer and director of Brightstar Corporation, a global wireless device services company backed by Softbank (during that time). From 1994 to March 2015, he served in various executive and financial leadership roles at GTECH (now IGT), including as President and Chief Executive Officer of GTECH Corporation, from 2007 to 2015, and as Senior Vice President and Chief Financial Officer of the publicly traded GTECH Holdings Corporation from 2000 to 2006.

Mr. Patel currently serves as an independent director of Bally’s Corporation and as an independent director of SpartanNash Company.

Mr. Patel’s initial term as a director on the Board expires at the Company’s 2023 Annual Meeting of Shareholders.

Mr. Patel was not appointed to any standing committees of the Board, but is expected to be appointed to one or more standing committees of the Board following the Company’s 2023 Annual Meeting of Shareholders, although which specific standing committee(s) has not been determined at the time of the filing of this Current Report on Form 8-K.

As a non-employee director on the Board, Mr. Patel will be compensated for service as a director in accordance with the standard compensation provided to non-employee directors. There are no arrangements or understandings between Mr. Patel and any other persons pursuant to which Mr. Patel was selected as a director, and there are no transactions in which the Company was or is to be a participant and in which Mr. Patel had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K.

On January 18, 2023, Hugh M. Brown informed the Company that he will not stand for re-election at the Company's 2023 Annual Meeting of Shareholders. Mr. Brown’s decision not to stand for re-election was not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies and procedures.

In recognition of his long and distinguished service to the Company and to continue to benefit from his counsel following the end of his term on the Board, the Board has designated Mr. Brown as a director emeritus of the Company, effective immediately following the 2023 Annual Meeting of Shareholders. In his capacity as a director emeritus, Mr. Brown will be entitled to attend Board meetings in an advisory capacity but will not vote on Board matters. Mr. Brown will also be entitled to compensation and fees as may be deemed appropriate by the Company in view of Mr. Brown’s services to the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

On January 18, 2023 the Board approved, and the Company filed with the State of Florida, an amendment and restatement of the Company’s articles of incorporation (as amended and restated, the “Amended and Restated Articles”). The Amended and Restated Articles consolidate all prior amendments to the Company’s articles of incorporation into one document and the only amendments were the removal of outdated historical information as permitted by Florida law.

The Amended and Restated Articles are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated By-Laws

On January 18, 2023 the Board approved an amendment and restatement of the Company’s by-laws (as amended and restated, the “Amended and Restated By-Laws”), effective as of such date.

The amendments set forth in the Amended and Restated By-Laws, among other things: (1) provide for “proxy access” that allows a shareholder, or a group of up to twenty shareholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or twenty percent of the Board, provided that the shareholders and director nominees satisfy the disclosure and procedural requirements specified in the Amended and Restated By-Laws; (2) revise procedures and disclosure requirements for advance notice of the nomination of directors and the submission of proposals for consideration at annual meetings of the shareholders of the Company, including adding a requirement that a shareholder seeking to nominate director(s) at an annual meeting comply with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended; (3) provide notice and disclosure requirements for shareholders to call special meetings and act by written consent; (4) adopt a forum selection by-law to provide that the U.S. federal district courts shall be the exclusive forum for the resolution of claims under the Securities Act of 1933, as amended; and (5) make certain administrative, modernizing, clarifying and conforming changes, including making updates to reflect recent amendments to the Florida Business Corporation Law.

The foregoing summary of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. A blackline of the Amended and Restated By-laws marked against the prior version of the Company’s by-laws, updated to reflect all amendments prior to the date hereof, is filed herewith as Exhibit 3.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of the Company, dated as of January 18, 2023
3.2	Amended and Restated By-laws of the Company, dated as of January 18, 2023
3.3	Amended and Restated By-laws of the Company, dated as of January 18, 2023 (marked to show changes against prior version)
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.
(Registrant)
Date:	January 19, 2023	By:	/s/ R. Andrew Watts
R. Andrew Watts Executive Vice President, Chief Financial Officer and Treasurer